Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services (the “Review”) described below on residential mortgage loans originated by various parties who are sellers to Toorak Capital Partners or its affiliates (the “Client”) through flow or mini-bulk transactions. The Review was conducted in December 2019 via files imaged and provided by the Client for review. The Review included loans reviewed under the Leases Scope (2 loans) referred to as the mortgage loans.

(2) Sample size of the assets reviewed.

During the course of the securitization evaluation process, the Client may have removed loans that were reviewed by AMC from the securitization for reasons that were not disclosed to AMC. The final population of the Review covered 2 mortgage loans totaling an aggregate original principal balance of approximately $0.174 million. The mortgage loans were originated from July 2019 to October 2019.

(3) Determination of the sample size and computation.

The Compliance Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available, included the following data fields:

# of Units	First Payment Date	Original CLTV
Borrower Citizenship	Guarantor 1 First Name	Original Loan Amount
Borrower Full Name	Guarantor 1 Last Name	Property Type
City	Guarantor 2 Last Name	State
Contract Sales Price	LTV Valuation Value	Street
Debt Service Coverage Ratio	Note Date	Zip

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

LEASES REVIEW

DOCUMENT REVIEW

For each Loan, AMC will review the corresponding Loan File and verify whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial loan application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose/nonowner occupancy, (l) articles of incorporation (m) operating agreement, (n) background check, (o) leases, (p) assignment of leases and rents, (q) closing protection letter, (r) lease agreement(s), and(s) track record report.

CREDIT REVIEW

The credit review focuses on the borrower’s experience in property management, credit profile and adherence to guidelines. The borrower’s assets are analyzed to determine there are sufficient funds for the required equity in the project.

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Conformity to applicable guidelines will all be assessed during the review. An income calculation will not be performed though the presence of income documentation if required by the guidelines will be noted.

Credit Application: For the Credit Application, AMC will verify whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience.

Credit Report: AMC will verify (a) a credit report is present for each borrower, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Employment and Income: AMC will determine whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent.

Borrowing Entity: AMC will verify the borrowing entity, if not an individual, is properly documented. In addition, AMC will verify if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction will be made between guarantors and principals, individuals and business entities.

Property income: AMC will determine whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios will be calculated but instead a “Property DTI/DSCR” will be calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Valuation Review: AMC’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review will include verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review include (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

Asset Review: AMC will assess whether the asset documentation required by the guidelines is present in the file. AMC will verify that assets presented support the required reserves. Documentation reviewed may include: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

Insurance: AMC will (a) look for the presence of rent loss insurance as required by the guidelines, (b) verify that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirm that the flood cert is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood cert, confirm that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title: AMC will verify whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC will also review the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees;

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public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Review for instances of delinquent taxes (non-liens). In addition, AMC will review for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background: To the extent potentially fraudulent activity is identified as part of the document review, such information will be reported to Client. In addition, AMC will look for an independent, third party fraud report and background check in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

DATA COLLECTION

AMC will compare data fields on the bid tape provided by the client to the data found in the actual file as captured by AMC. All material discrepancies will be noted.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) analyzed the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and considered whether such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process.

If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception and worked with the client on the next steps which included ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in AMC’s review resulted in a variance of more than 10% then the client was notified of such variance and a second independent valuation product was ordered.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Not applicable.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation

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and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce, or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy, and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in Item 3 of the Form ABS Due Diligence-15E.

OVERALL REVIEW RESULTS SUMMARY

Of the two (2) loans reviewed, all received an Overall “A” or “B” grade.

Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	1	50.00%
B	1	50.00%
C	0	0.00%
D	0	0.00%
Total	2	100.00%

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CREDIT RESULTS SUMMARY

All two (2) loans reviewed received an “A” or “B” Credit grade, and one (1) or 50.00% received an “A” Credit grade.

Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	1	50.00%
B	1	50.00%
C	0	0.00%
D	0	0.00%
Total	2	100.00%

PROPERTY/VALUATION RESULTS SUMMARY

All two (2) loans reviewed received an “A” Property grade.

Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	2	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	2	100.00%

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 2 mortgage loans reviewed, 1 unique mortgage loan had 5 different tape discrepancies across 5 data fields (some mortgage loans may have had more than one data delta).

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	0	2	0.00%	2
Borrower Citizenship	1	1	100.00%	2
Borrower Full Name	0	2	0.00%	2
City	0	2	0.00%	2
Contract Sales Price	1	1	100.00%	2
Debt Service Coverage Ratio	1	2	50.00%	2
First Payment Date	0	2	0.00%	2
Guarantor 1 First Name	0	2	0.00%	2
Guarantor 1 Last Name	0	2	0.00%	2
Guarantor 2 Last Name	0	1	0.00%	2
LTV Valuation Value	0	2	0.00%	2
Note Date	0	2	0.00%	2
Original CLTV	1	2	50.00%	2
Original Loan Amount	1	2	50.00%	2
Property Type	0	2	0.00%	2
State	0	2	0.00%	2
Street	0	2	0.00%	2
Zip	0	2	0.00%	2
Total	5	33	15.15%	2

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EXCEPTION DETAIL (“B”, “C” and “D” grades only)

The lists below details the exceptions that would have driven an individual “B”, “C”, or “D” grade. A single loan may have contained one or more exceptions within each category.

Exception Type	Final Exception Rating	Exception Category	Total
Credit	B	Missing Document	1
		Loan Package Documentation	1
		Total Credit Grade (B) Exceptions:	2
Total Credit Exceptions:			2
Grand Total:			2

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY*

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	2	100.00%	$174,200.00	100.00%
Total	2	100.00%	$174,200.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	2	100.00%	$174,200.00	100.00%
Total	2	100.00%	$174,200.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	2	100.00%	$174,200.00	100.00%
Total	2	100.00%	$174,200.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	2	100.00%	$174,200.00	100.00%
Total	2	100.00%	$174,200.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	1	50.00%	$85,000.00	48.79%
2 Family	1	50.00%	$89,200.00	51.21%
Total	2	100.00%	$174,200.00	100.00%

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Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	2	100.00%	$174,200.00	100.00%
Total	2	100.00%	$174,200.00	100.00%

Review Type	Loan Count	% of Loans	Original Balance	% of Balance
Leases	2	100.00%	$174,200.00	100.00%
Total	2	100.00%	$174,200.00	100.00%

*Numbers may not add to 100% due to rounding.

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